UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

HOMOLOGY MEDICINES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Patriots Park Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Homology Medicines, Inc. (the “Company”) was informed on February 16, 2022, via e-mail communication from the U.S. Food and Drug Administration (the “FDA”), that the HMI-102-101 pheNIX gene therapy trial was placed on clinical hold due to the need to modify risk mitigation measures in the study in response to observations of elevated liver function tests. The Company expects to receive an official clinical hold letter within 30 days. The Company plans to provide an update pending further clarity from the FDA.

On February 18, 2022, the Company issued a press release announcing the clinical hold, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (the “Current Report”) (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding our expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of our product candidates, including timing and expectations surrounding communications with the FDA regarding the pheNIX trial clinical hold and related updates from the Company. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; our product candidates may cause serious adverse side effects; our reliance on third parties; failure to obtain U.S. or international marketing approval; and ongoing regulatory obligations. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued by Homology Medicines, Inc., dated February 18, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: February 18, 2022	By:	/s/ W. Bradford Smith
W. Bradford Smith
Chief Financial Officer and Treasurer